UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                               Amendment No. 2 to
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2006

                            WealthCraft Systems Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                     000-51575                 88-0409165
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

Room 1005, 10th Floor, Universal Trade Centre, 3 Arbuthnot Road,
                     Hong Kong, SAR
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        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code +852-3586-8234

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On November 13, 2006, WealthCraft Systems Inc. (the "Registrant") filed a Current Report on Form 8-K (the "Current Report") reporting that on November 13, 2006, the Registrant approved a change in the independent accountants of the Registrant. This Amendment No. 2 to the Current Report is being filed to include the required exhibits 16.1, Letter re Change in Certifying Accountant, and to add additional disclosures as follows:

      (a) On November 13, 2006, WealthCraft Holdings ended the engagement of Kyle L. Tingle, CPA, LLC ("Tingle") as its independent certified public accountants effective as of November 13, 2006. The decision was approved by the Board of Directors of WealthCraft Holdings.

During the audits for WealthCraft Holdings' fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding the termination, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The audit report of Tingle on WealthCraft Holdings' financial statements for the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding the termination did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern.

During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding the termination, Tingle did not advise the WealthCraft Holdings on any reportable event under Item 304(a)(1)(ii) of Regulation S-B.

WealthCraft Holdings has provided Tingle with a copy of the foregoing disclosures. Attached to this Amendment No. 2 to Form 8-K is a copy of the letter from Tingle to the Securities Exchange Commission dated January 8, 2007 stating that it agrees with such statements.

      (b) On November 13, 2006, Kabani & Company, Inc. ("Kabani") was engaged as WealthCraft Holdings' new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Kabani, WealthCraft Holdings has not consulted with Kabani regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on WealthCraft Holdings' financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of
Item 304 of Regulation S-B.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

      16.1 Letter dated January 8, 2007, from Kyle L. Tingle, CPA, LLC to the Securities Exchange Commission.


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WEALTHCRAFT SYSTEMS INC.


Date: January 10, 2007               By: /s/ Kelly Jay Michael Tallas
                                         ---------------------------------------
                                     Name:  Kelly Jay Michael Tallas
                                     Title: Chairman of the Board, President and
                                            Chief Executive Officer, (Principal
                                            Executive and Financial and
                                            Accounting Officer)


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